                                                                 Exhibit 10.40.3

                                CREDIT AGREEMENT

                          DATED AS OF OCTOBER 26, 2001

                                    Between:

                      BOWATER CANADIAN FOREST PRODUCTS INC.
                                  (as Borrower)

                              BOWATER INCORPORATED
                                 (as Guarantor)

                             THE BANK OF NOVA SCOTIA
                            (as Administrative Agent)

                                      -and-

                           THE BANKS FROM TIME TO TIME
                                 PARTIES THERETO

                   ==========================================

                            THIRD AMENDING AGREEMENT
                          DATED AS OF FEBRUARY 27, 2004

                   ==========================================

                              MCCARTHY TETRAULT LLP
                                   (Montreal)

                            THIRD AMENDING AGREEMENT
                (CREDIT AGREEMENT DATED AS OF OCTOBER 26, 2001)

                  THIS AGREEMENT is made as of February 27, 2004, between BOWATER CANADIAN FOREST PRODUCTS INC. (formerly Bowater Pulp and Paper Canada Inc.), a corporation duly amalgamated and validly existing under the Canada Business Corporations Act (the "Borrower"), BOWATER INCORPORATED, a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the "Guarantor") and THE BANK OF NOVA SCOTIA ("ScotiaBank"), as administrative agent, and each of the Banks (as defined in the Credit Agreement referred to below) party hereto.

                                    RECITALS

         A. The Borrower, the Guarantor, various financial institutions, as lenders, and ScotiaBank, as administrative agent, entered into a credit agreement dated as of October 26, 2001, as amended from time to time (the "Canadian Credit Agreement") providing for a 364-day revolving credit facility in the principal amount of US $100,000,000.

         B. Pursuant to the Canadian Credit Agreement, the Guarantor has guaranteed the prompt payment in full when due of the Guaranteed Obligations (as defined in the Canadian Credit Agreement).

         C. The Borrower and the Guarantor, together with various subsidiaries of the Guarantor, each as a borrower, various financial institutions, as lenders, and JPMorgan Chase Bank, as administrative agent, entered into a credit agreement dated as of May 22, 2002, as amended from time to time (the "US Credit Agreement") providing for a revolving credit facility and term loans in an aggregate principal amount of US $800,000,000.

         D. On October 18, 2002 and on October 7, 2003, the parties entered into a First Amending Agreement and a Second Amending Agreement (collectively, the "Previous Amending Agreements") to amend the Canadian Credit Agreement.

         E. The parties wish to further amend the Canadian Credit Agreement in order to revise the covenant regarding (i) Consolidated Net Worth and (ii) Total Debt to Total Capital Ratio.

                  NOW, THEREFORE, the parties have made and entered into this Agreement.

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                                       -2-

                                    ARTICLE 1
                                 INTERPRETATION

1.1               DEFINED TERMS AND EXPRESSIONS

                  Unless such terms or expressions are defined differently, capitalized terms and expressions used in this Agreement have the respective meanings given to them in the Canadian Credit Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

2.1               CONSOLIDATED NET WORTH

                  Section 9.07 of the Canadian Credit Agreement is amended in its entirety to read as follows:

                  "9.07 Consolidated Net Worth. The Guarantor will not permit Consolidated Net Worth to be less than the following respective amounts during the following respective periods:

                  (a) during the period from December 31, 2003 through and including April 1, 2005, the sum of (i) US $1,525,000,000 plus (ii) 50% of the consolidated net income of the Guarantor and its Consolidated Subsidiaries for each fiscal quarter of the Guarantor from and including the first fiscal quarter in 2004 to and including the fiscal quarter ending on (or most recently ended prior to) such time; and

                  (b) at all times after April 1, 2005, the sum of (i) US $1,620,000,000 plus (ii) 50% of the consolidated net income of the Guarantor and its Consolidated Subsidiaries for each fiscal quarter of the Guarantor from and including the first fiscal quarter in 2002 to and including the fiscal quarter ending on (or most recently ended prior to) such time;

                  provided that, if there is a consolidated net loss for any such fiscal quarter, consolidated net income for such fiscal quarter shall, for the purposes of clauses (a)(ii) and (b)(ii) of this Section, be deemed to be zero."

2.2               TOTAL DEBT TO TOTAL CAPITAL RATIO

                  Section 9.08 is hereby amended in its entirety to read as follows:

                  "9.08 Total Debt to Total Capital Ratio. The Guarantor will not permit the ratio of (a) Total Debt to (b) Total Capital to exceed the following respective ratios at any time during the following respective periods:

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                                       -3-

           Period                     Ratio
-----------------------------      ----------
From the date hereof through        0.60 to 1
December 31, 2003

From January 1, 2004 through        0.61 to l
April 1, 2005

From April 2, 2005 and at all       0.60 to 1"
times thereafter

                                    ARTICLE 3
                                     GENERAL

3.1               CONFIRMATION OF CREDIT AGREEMENT

                  The parties acknowledge and agree that, except as amended pursuant to this Agreement and to the Previous Amending Agreements, the provisions of the Canadian Credit Agreement, including the guarantee granted by the Guarantor, remain in full force and effect, unamended.

3.2               AMENDMENT AND RENEWAL FEES

                  In consideration of the amendments provided for herein, the Borrower shall pay to each Bank a fee in an amount equal to 5 basis points of such Bank's Commitment.

3.3               COUNTERPARTS

                  This Agreement may be executed in separate counterparts, all of which taken together shall constitute one and the same instrument, and a party may execute this Agreement by signing any such counterpart.

3.4               GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of the Province of Quebec and the laws of Canada applicable therein.

3.5               EFFECTIVE DATE

                  This Agreement and the amendments to the Canadian Credit Agreement provided for herein shall become effective on February 27, 2004.

                            [Signature Pages Follow]

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                                       -4-

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                          BOWATER CANADIAN FOREST PRODUCTS INC.,
                                          as Borrower

                                          By: /s/ William G. Harvey
                                              ----------------------------------
                                              William G. Harvey
                                              Vice President and Treasurer

                                          BOWATER INCORPORATED,
                                          as Guarantor

                                          By: /s/ David G. Maffucci
                                              ----------------------------------
                                              David G. Maffucci
                                              Senior Vice President and
                                              Chief Financial Officer

                 [Signatures of the Agent and the Banks Follow]

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                                       -4-

                                          BANK OF MONTREAL,
                                          as a Bank

                                          By: /s/ Bruno Jarry
                                              ----------------------------------
                                              Bruno Jarry
                                              Director

                                          By: __________________________________

                  This is a counterpart signature page to the Third Amending Agreement dated as of February 27, 2004 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

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                                      - 5 -

                                          THE BANK OF NOVA SCOTIA,
                                          as Administrative Agent

                                          By: __________________________________
                                              David Maddocks
                                              Director

                                          By: /s/ Kimberley Snyder
                                              ----------------------------------
                                              Kimberley Snyder
                                              Associate Director

                  This is a counterpart signature page to the Third Amending Agreement dated as of February 27, 2004 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

                                          CANADIAN IMPERIAL BANK OF COMMERCE,
                                          as a Bank

                                          By: /s/ Mark Chandler
                                              ----------------------------------
                                              Mark Chandler
                                              Executive Director

                                          BY: /s/ Scott Curtis
                                              ----------------------------------
                                              SCOTT CURTIS
                                              EXECUTIVE DIRECTOR

                  This is a counterpart signature page to the Third Amending Agreement dated as of February 27, 2004 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

                                          THE BANK OF NOVA SCOTIA,
                                          as a Bank

                                          By: /s/ David Angel
                                              ----------------------------------
                                              David Angel
                                              Director

                                          By: /s/ John Santillo
                                              ----------------------------------
                                              John Santillo
                                              Associate Director

                  This is a counterpart signature page to the Third Amending Agreement dated as of February 27, 2004 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.

                                          THE TORONTO-DOMINION BANK,
                                          as a Bank

                                          By: /s/ Oana Frumosu
                                              ----------------------------------
                                              Oana Frumosu
                                              Vice President, Corporate Credit

                                          By: /s/ [ILLEGIBLE]
                                              ----------------------------------

                  This is a counterpart signature page to the Third Amending Agreement dated as of February 27, 2004 between Bowater Canadian Forest Products Inc., as borrower, Bowater Incorporated, as guarantor, The Bank of Nova Scotia as administrative agent and each of the lenders parties hereto as a Bank.